   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1998
                                                  REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                           CARAUSTAR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         NORTH CAROLINA                              2631                         58-1388387
  (State or other jurisdiction           (Primary Standard Industrial          (I.R.S. Employer
of incorporation or organization)         Classification Code Number)        Identification Number)

                             3100 WASHINGTON STREET
                             AUSTELL, GEORGIA 30001
                                 (770) 948-3101
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            -------------------------

                               H. LEE THRASH, III
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           CARAUSTAR INDUSTRIES, INC.
                             3100 WASHINGTON STREET
                             AUSTELL, GEORGIA 30001
                                 (770) 948-3101
               (Address, including zip code, and telephone number,
                   including area code, of agent for service)

                            -------------------------

                                 WITH COPIES TO:
                             PATRICK S. BRYANT, ESQ.
                        ROBINSON, BRADSHAW & HINSON, P.A.
                             101 NORTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28211
                                 (704) 377-2536

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

           If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

           If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-29937

           If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                     ---------------------

                        -------------------------------
                        CALCULATION OF REGISTRATION FEE
                        -------------------------------

=====================================================================================================================
   TITLE OF EACH CLASS OF                            PROPOSED MAXIMUM      PROPOSED MAXIMUM
      SECURITIES TO BE      OFFERING AMOUNT TO BE   OFFERING PRICE PER    AGGREGATE OFFERING   AMOUNT OF REGISTRATION
         REGISTERED               REGISTERED              SHARE(1)              PRICE(1)                FEE(1)
----------------------------------------------------------------------------------------------------------------------
 Common Shares, par value
 $.10 per share                  70,699                  $21.50            $1,520,028.50             $448.41
=====================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c), based on the average of the high and low prices of the Common Stock, as reported on the Nasdaq National Market System on September 29, 1998.
================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


        This Registration Statement on Form S-4 is filed by Caraustar Industries, Inc., a North Carolina corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"). The contents of the Registration Statement on Form S-4 and amendments thereto, previously filed by the Company with the Securities and Exchange Commission (File No. 333-29937) pursuant to the Act, are incorporated by reference into this Registration Statement.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austell, State of Georgia on September 30, 1998.


                               CARAUSTAR INDUSTRIES, INC.


                            By: /s/    H. Lee Thrash, III
                               ------------------------------------------
                                       H. Lee Thrash, III
                                       Vice President and Chief Financial
                                       Officer-Finance


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed by the following persons and in the capacities indicated on September 30, 1998.



 SIGNATURE                                 TITLE

  /s/         Thomas V. Brown*
 -------------------------------------
              Thomas V. Brown              Director, President and Chief Executive Officer
                                           (Principal Executive Officer)
  /s/         H. Lee Thrash, III
 -------------------------------------
              H. Lee Thrash, III           Director, Vice President and Chief Financial Officer (Principal
                                           Financial Officer and Principal Accounting Officer)

  /s/         Russell M. Robinson, II*
 -------------------------------------
              Russell M. Robinson, II      Chairman of the Board of Directors


  /s/         Ralph M. Holt, Jr.*
 -------------------------------------
              Ralph M. Holt, Jr.           Director

  /s/         John D. Munford
--------------------------------------
              John D. Munford              Director



* By: /s/ H. Lee Thrash, III
      ------------------------------------
      H. Lee Thrash, III, Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit No.   Exhibit
-----------   -------

 5.1*         Opinion of Robinson, Bradshaw &Hinson, P.A.

23.1*         Consent of Arthur Anderson LLP

23.2*         Consent of Robinson, Bradshaw & Hinson, P.A. (included in Exhibit
              5.1)

24** Power of Attorney (included on signature page of Registration Statement No. 333-29937 as originally filed and incorporated herein by reference)

 * Filed herewith
** Previously filed